UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2003

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

         1-13045                                          23-2588479
(Commission File Number)                       (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On December 10, 2003, the Company issued a press release announcing that it signed an agreement with Mentmore plc to acquire Mentmore's 49.9% equity interest in Iron Mountain Europe Limited. Completion of this transaction will give Iron Mountain 100% ownership of Iron Mountain Europe Limited. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Item
-----------       ----
99.1              Press release dated December 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               IRON MOUNTAIN INCORPORATED
                               (Registrant)

                               By: /s/ Jean A. Bua
                                   -------------------------------------------
                               Name:  Jean A. Bua
                               Title: Vice President and Corporate Controller

      Date: December 10, 2003